UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549
                                    FORM 8-K
                                 CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 Date of Report (Date of earliest event reported): September 28, 2004 (September 28,
2004)

                            SENECA FOODS CORPORATION
             (Exact name of registrant as specified in its charter)
   New York                          0-01989                     16-0733425
(State or Other Jurisdiction of  (Commission File Number) (I.R.S. Employer
           Incorporation)                                  Identification No.)

3736 South Main Street, Marion New York                         14505-9751
(Address of principal executive offices)                        (Zip Code)
       Registrant's Telephone Number, Including Area Code: (315) 926-8100

                                       N/A
          (Former name or former address, if changed since last report)

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

        [ } Written communications pursuant to Rule 425 under the Securities Act
            (17 CFR 230.425) ? Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
        [ ] Pre-commencement communications
            pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR
            240.14d-2(b))
        [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



Item 7.01 Regulation FD Disclosure.
On September 28, 2004, Seneca Foods Corporation issued a press release on a recall of certain of its food products, a copy of which is furnished as Exhibit 99, attached hereto.

Item 9.01 Financial Statements and Exhibits.
Exhibit 99 Press Release dated September 28, 2004.

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                       SENECA FOODS CORPORATION
Dated: September 28, 2004                    By:       /s/ Kraig H. Kayser
                                                       -------------------
                                             Name:     Kraig H. Kayser
                                                       President and Chief
                                                       Executive Officer

                                  EXHIBIT INDEX

Exhibit     Description

99          Press Release of Seneca Foods Corporation dated September 28, 2004.

                                   Exhibit 99

September 28, 2004                                 Media Contact: Vince Lammers
                                                   Seneca Foods Corporation
                                                   (315) 926- 3314


                                  PRESS RELEASE
              URGENT - FOOD RECALL BECAUSE OF POSSIBLE HEALTH RISK

Seneca Foods Corporation, Marion, NY is announcing a voluntary recall of 42,085 cases of canned 15 oz. sliced beets and no salt sliced beets due to the potential for the product to be underprocessed. While no illnesses have been reported, there is a possibility that the product could be contaminated with harmful microorganisms. Sliced beet and no salt sliced beet products with these codes should not be eaten even if it does not look or smell spoiled. The company is now retrieving the product from its distribution system and store shelves.

The recall extends to several labels including Libby's, Stokely's, Always Save, America's Choice, American Value, D&W, Dominick's, Flavorite, Food Club, Foodland, Friday, Goya, Green Valley, Harris-Teeter, Hill Country Fare, Kroger, Ligo, Parade, Piggly Wiggly, Promos, Publix, Wylwood, Shop N Save, Shurfine, Southern Home, Sysco Classic, Thrifty Maid, US Blue.

The cans are marked with a two line format. Any combination of these codes are being recalled.

   TOP LINE (seven digits)    BOTTOM LINE
   G4CG16_ to 29_             3125J; 3125D; 3234J; 3234D; 5339J; 5339D; 3153J;
                              3153D;3160J;3160D
   H4CG18_ to 31_             3125J; 3125D; 3234J; 3234D; 5339J; 5339D;
                              3153J;3153D;3160J; 3160D
   I4CG01_ to 11_             3125J; 3125D; 3234J; 3234D; 5339J;
                              5339D; 3153J;3153D;3160J; 3160D
   H4EI04_ to 11_             32292; 32342; 31532


This product has shipped between July 27th and September 24th to grocery outlets in the following states: Alabama, Arkansas, Arizona, California, Colorado, Florida, Georgia, Illinois, Indiana, Kansas, Kentucky, Louisiana, Massachusetts, Michigan, Minnesota, Mississippi, Montana, North Carolina, Nebraska, New Jersey, New York, Ohio, Oklahoma, South Carolina, Tennessee, Texas, Virginia, Washington and Wisconsin. Limited international distribution has also occurred.

No other beet product styles including pickled, whole, diced, shoestring, crinkled sliced are affected.

The company has notified the Food and Drug Administration of its voluntary action and is in the process of identifying and correcting the cause of the potential underprocessing.

Consumers with this product should return it for a full refund to the retail outlet where it was purchased. Consumers who want more information may call Seneca Foods Consumer Affairs, 1-866-336-8700.